UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K


                                 Current Report

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



   Date of report (Date of earliest event reported)     August 9, 2007
                                                        ------------------------

                                OPTION CARE, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

      Delaware                       0-19878                   36-3791193
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  (State or Other                  (Commission              (I.R.S. Employer
  Jurisdiction of                  File Number)            Identification No.)
  Incorporation)

485 Half Day Road, Suite 300
Buffalo Grove, Illinois                                          60089
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(Address of Principal Executive Offices)                       (Zip Code)

                                 (847) 465-2100
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)


         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 2.02:  Results of Operations and Financial Condition.

       On August 9, 2007, Option Care, Inc. issued a press release announcing financial results for its fiscal quarter ended June 30, 2007. A copy of this press release is furnished herewith as Exhibit 99.1.

       The information in this Form 8-K and the Exhibit attached hereto pertaining to Option Care, Inc.'s financial results shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 9.01:  Financial Statements and Exhibits.

(c)    Exhibits.

       99.1 Option Care Press Release dated August 9, 2007 regarding financial results for the quarter ended June 30, 2007.

                                   SIGNATURES
                                   ----------

       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              OPTION CARE, INC.

                                              By:    /s/ Paul Mastrapa
                                                --------------------------------
                                                     Paul Mastrapa
                                                     Senior Vice President and
                                                     Chief Financial Officer

       Dated:  August 9, 2007